Exhibit 24

                              POWER OF ATTORNEY



  I, James V. Kimsey, whose signature appears below, constitute and appoint Lennert J. Leader and Ellen M. Kirsh, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the following plans: America Online, Inc. 1996 Restricted Stock Plan and 2Market, Inc. 1995 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 1996.



                                        /s/ James V. Kimsey
                                        Signature


                                        James V. Kimsey
                                        Print Name


                              POWER OF ATTORNEY



 I, Frank J. Caufield, whose signature appears below, constitute and appoint Lennert J. Leader and Ellen M. Kirsh, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the following plans: America Online, Inc. 1996 Restricted Stock Plan and 2Market, Inc. 1995 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 1996.



                                        /s/ Frank J. Caufield
                                        Signature


                                        Frank J. Caufield
                                        Print Name


                              POWER OF ATTORNEY



  I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Lennert J. Leader and Ellen M. Kirsh, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the following plans: America Online, Inc. 1996 Restricted Stock Plan and 2Market, Inc. 1995 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 1996.



                                        /s/ Alexander M. Haig, Jr.
                                        Signature


                                        Alexander M. Haig, Jr.
                                        Print Name


                              POWER OF ATTORNEY



 I, William N. Melton, whose signature appears below, constitute and appoint Lennert J. Leader and Ellen M. Kirsh, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the following plans: America Online, Inc. 1996 Restricted Stock Plan and 2Market, Inc.
1995 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 1996.



                                        /s/ William N. Melton
                                        Signature


                                        William N. Melton
                                        Print Name


                              POWER OF ATTORNEY



 I, Thomas Middelhoff, whose signature appears below, constitute and appoint Lennert J. Leader and Ellen M. Kirsh, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the following plans: America Online, Inc. 1996 Restricted Stock Plan and 2Market, Inc.
1995 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 1996.



                                        /s/ Thomas Middelhoff
                                        Signature


                                        Thomas Middelhoff
                                        Print Name


                              POWER OF ATTORNEY



  I, Scott C. Smith, whose signature appears below, constitute and appoint Lennert J. Leader and Ellen M. Kirsh, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the following plans: America Online, Inc. 1996 Restricted Stock Plan and 2Market, Inc. 1995 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 1996.

                                        /s/ Scott C. Smith
                                        Signature


                                        Scott C. Smith
                                        Print Name


                              POWER OF ATTORNEY



   I, Robert J. Frankenberg, whose signature appears below, constitute and appoint Lennert J. Leader and Ellen M. Kirsh, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the following plans: America Online, Inc. 1996 Restricted Stock Plan and 2Market, Inc. 1995 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 1996.



                                        /s/ Robert J. Frankenberg
                                        Signature


                                        Robert J. Frankenberg
                                        Print Name


                              POWER OF ATTORNEY


 I, Robert W. Pittman, whose signature appears below, constitute and appoint Lennert J. Leader and Ellen M. Kirsh, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the following plans: America Online, Inc. 1996 Restricted Stock Plan and 2Market, Inc.
1995 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 1996.

                                        /s/ Robert W. Pittman
                                        Signature


                                        Robert W. Pittman
                                        Print Name